Form 8-K

                       Securities and Exchange Commission

                             Washington, D.C. 20549


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


                        Date of Report: November 9, 1999


                       PREMIUM CIGARS INTERNATIONAL, LTD.
             (Exact name of registrant as specified in its charter)


           ARIZONA                     0-29414                  86-0846405
(State or other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)


15849 North 77th Street, Scottsdale, Arizona                      85260
  (Address of Principal Executive Offices)                      (Zip code)


       Registrant's Telephone Number, including area code: (480) 922-8887

ITEM 5. OTHER EVENTS

     RESIGNATION  OF  CHIEF  EXECUTIVE   OFFICER.   The  Company  announced  the
resignation of Scott Lambrecht as President and Chief Executive Officer. Mr. Lambrecht left to pursue another business opportunity. The Company expects to name a replacement shortly.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tuesday, November 9, 1999               PREMIUM CIGARS INTERNATIONAL, LTD.


                                        By: /s/ Steven A. Lambrecht
                                            ------------------------------------
                                            Steven A. Lambrecht, Director